                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.1


         The following directors have executed Indemnification Agreements, a form of which follows, with Carmike Cinemas, Inc. as of the dates indicated below:

                  DIRECTOR                          DATE EXECUTED
                  --------                          -------------
                  Elizabeth C. Fascitelli            11/13/2003
                  Richard A. Friedman                11/13/2003
                  Alan J. Hirschfield                11/13/2003
                  John W. Jordan II                  11/13/2003
                  S. David Passman III               11/13/2003
                  Carl L. Patrick, Jr.               11/13/2003
                  Michael W. Patrick                 11/13/2003
                  Kenneth A. Pontarelli              11/13/2003
                  Roland C. Smith                    11/13/2003
                  Patricia A. Wilson                  4/1/2004
                  David W. Zalaznick                 11/13/2003

                            INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT, made and executed this _____ day of _______, ____, by and between CARMIKE CINEMAS, INC., a Delaware corporation (the "Company"), and _________________, an individual resident of the State of ______________ (the "Indemnitee").

         WHEREAS, the Company is aware that, in order to induce highly competent persons to serve the Company as directors or officers or in other capacities, the Company must provide such persons with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company;

         WHEREAS, the Company recognizes that the increasing difficulty in obtaining directors' and officers' liability insurance, the increases in the cost of such insurance and the general reductions in the coverage of such insurance have increased the difficulty of attracting and retaining such persons;

         WHEREAS, the Board of Directors of the Company has determined that it is essential to the best interests of the Company's stockholders that the Company act to assure such persons that there will be increased certainty of such protection in the future;

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, the Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Company on the condition that he/she be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee do hereby agree as follows:

         1. SERVICE BY THE INDEMNITEE. The Indemnitee agrees to serve and/or continue to serve as a director or officer of the Company faithfully and will discharge his/her duties and responsibilities to the best of his/her ability so long as the Indemnitee is duly elected or qualified in accordance with the provisions of the Amended and Restated Certificate of Incorporation, as amended (the "Certificate"), and Amended and Restated By-laws, as amended (the "By-laws") of the Company and the General Corporation Law of the State of Delaware, as amended (the "DGCL"), or until his/her earlier death, resignation or removal. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation by law), in which event the Company shall have no obligation under this Agreement to continue the Indemnitee in any such position. Nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or as a director of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause, subject to any contract rights of the Indemnitee created or existing otherwise than under this Agreement.

         2. INDEMNIFICATION. The Company shall indemnify the Indemnitee against all Expenses (as defined below), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee as provided in this Agreement to the fullest extent permitted by the Certificate, By-laws and DGCL or other applicable law in effect on the date of this Agreement and to any greater extent that applicable law may in the future from time to time permit. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnitee:

                  (a) on account of any suit in which judgment is rendered against the Indemnitee for disgorgement of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), or similar provisions of any federal, state or local statutory law;

                  (b) on account of conduct of the Indemnitee which is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or to constitute willful misconduct;

                  (c) in any circumstance where such indemnification is expressly prohibited by applicable law;

                  (d) with respect to liability for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, By-law or agreement (other than this Agreement), except in respect of any liability in excess of payment under such insurance, clause, By-law or agreement;

                  (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and the Indemnitee have been advised that it is the position of the Securities and Exchange Commission that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable, and that claims for indemnification should be submitted to the appropriate court for adjudication); or

                  (f) in connection with any proceeding by the Indemnitee against the Company or its directors, officers, employees or other Indemnitees, (i) unless such indemnification is expressly required to be made by law, (ii) unless the proceeding was authorized by the Board of Directors of the Company, (iii) unless such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 11 and 13 hereof.

         3. ACTIONS OR PROCEEDINGS OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if the Indemnitee was or is a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise, or by reason of any act or omission by him/her in such capacity. Pursuant to this Section 3, the Indemnitee shall be indemnified against all Expenses, judgments, penalties (including excise and similar taxes), fines and amounts paid in settlement which were actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

         4. ACTIONS BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if the Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise, or by reason of any act or omission by him/her in any such capacity. Pursuant to this Section 4, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him/her in connection with the defense or settlement of such action, suit or proceeding (including, but not limited to the investigation, defense or appeal thereof), if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to be indemnified against such Expenses actually and reasonably incurred by him/her which such court shall deem proper.

         5. GOOD FAITH DEFINITION. For purposes of this Agreement, the Indemnitee shall be deemed to have acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding to have had no reasonable cause to believe the Indemnitee's conduct was unlawful, if such action was based on (i) the records or books of the accounts of the Company or other enterprise, including financial statements; (ii) information supplied to the Indemnitee by the officers of the Company or other enterprise in the course of their duties; (iii) the advice of legal counsel for the Company or other enterprise; or (iv) information or records given in reports made to the Company or other enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other enterprise.

         6. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served on behalf of the Company as a witness or other participant in any class action or proceeding, or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Section 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, but not limited to, the dismissal of any action without prejudice, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith, regardless of whether or not the Indemnitee has met the applicable standards of Section 3 or 4 and without any determination pursuant to Section 8.

         7. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 3 or 4 hereof, but is not entitled to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee to which the Indemnitee is entitled.

         8.       PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.
(a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information which is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. Any Expenses incurred by the Indemnitee in connection with the Indemnitee's request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold the Indemnitee harmless for any Expenses incurred by Indemnitee under the immediately preceding sentence irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification.

         (b) Upon written request by the Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) (unless the Indemnitee shall request in writing that such determination be made by the Board of Directors (or a committee thereof) in the manner provided for in clause (ii) of this Section 8(b)) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (ii) if a Change in Control shall not have occurred, (A)(1) by the Board of Directors of the Company, by a majority vote of Disinterested Directors (as hereinafter defined) even though less than a quorum, or (2) by a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even though less than a quorum, or
(B) if there are no such Disinterested Directors or, even if there are such Disinterested Directors, if the Board of Directors, by the majority vote of Disinterested Directors, so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board of Directors to so select, or upon failure of the Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such part of indemnification among such claims, issues or matters. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination.

         9. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. (a) In making a determination with respect to entitlement to indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption.

         (b) If the Board of Directors, or such other person or persons empowered pursuant to Section 8 to make the determination of whether Indemnitee is entitled to indemnification, shall have failed to make a determination as to entitlement to indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification or a prohibition of indemnification under applicable law. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee has reasonable cause to believe that the Indemnitee's conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be provided herein.

         10. ADVANCEMENT OF EXPENSES. All reasonable Expenses actually incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, if so requested by the Indemnitee, within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances. The Indemnitee may submit such statements from time to time. The Indemnitee's entitlement to such Expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the Expenses incurred by the Indemnitee in connection therewith and shall include or be accompanied by a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under this Agreement and an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such Expenses by the Company pursuant to this Agreement or otherwise. Each written undertaking to pay amounts advanced must be an unlimited general obligation but need not be secured, and shall be accepted without reference to financial ability to make repayment.

         11. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if the payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if Expenses are not advanced pursuant to Section 10, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of the Indemnitee's entitlement to such indemnification or advance. Alternatively, the Indemnitee may, at the Indemnitee's option, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo, and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that the Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 8 or Section 9 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Expenses actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

         12. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve the Company from any liability that it may have to the Indemnitee otherwise than under this Agreement or otherwise, except to the extent that the Company may suffer material prejudice by reason of such failure. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnitee gives notice to the Company of the commencement thereof:

                  (a) The Company will be entitled to participate therein at its own expense.

                  (b) Except as otherwise provided in this Section 12(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee's own counsel in such action or lawsuit, but the fees and Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action and such determination by the Indemnitee shall be supported by an opinion of counsel, which opinion shall be reasonably acceptable to the Company, or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and Expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have reached the conclusion provided for in clause (ii) above.

                  (c) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not be required to obtain the consent of Indemnitee to settle any action or claim which the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and such settlement grants Indemnitee a complete and unqualified release in respect of potential liability.

                  (d) If, at the time of the receipt of a notice of a claim pursuant to this Section 12, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of the policies.

         13. OTHER RIGHT TO INDEMNIFICATION. The indemnification and advancement of Expenses provided by this Agreement are cumulative, and not exclusive, and are in addition to any other rights to which the Indemnitee may now or in the future be entitled under any provision of the By-laws or Certificate of the Company, any vote of stockholders or Disinterested Directors, any provision of law or otherwise. Except as required by applicable law, the Company shall not adopt any amendment to its By-laws or Certificate the effect of which would be to deny, diminish or encumber the Indemnitee's right to indemnification under this Agreement.

         14. DIRECTOR AND OFFICER LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In the event the Company maintains directors' and officers' liability insurance, the Indemnitee shall be named as an insured in such manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers or directors. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments made to, or on behalf of, the Indemnitee under an insurance policy shall reduce the obligations of the Company hereunder. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

         15. SPOUSAL INDEMNIFICATION. The Company will indemnify the Indemnitee's spouse to whom the Indemnitee is legally married at any time the Indemnitee is covered under the indemnification provided in this Agreement (even if Indemnitee did not remain married to him or her during the entire period of coverage) against any pending or threatened action, suit, proceeding or investigation for the same period, to the same extent and subject to the same standards, limitations, obligations and conditions under which the Indemnitee is provided indemnification herein, if the Indemnitee's spouse (or former spouse) becomes involved in a pending or threatened action, suit, proceeding or investigation solely by reason of his or her status as Indemnitee's spouse, including, without limitation, any pending or threatened action, suit, proceeding or investigation that seeks damages recoverable from marital community property, jointly-owned property or property purported to have been transferred from the Indemnitee to his/her spouse (or former spouse). The Indemnitee's spouse or former spouse also may be entitled to advancement of Expenses to the same extent that Indemnitee is entitled to advancement of Expenses herein. The Company may maintain insurance to cover its obligation hereunder with respect to Indemnitee's spouse (or former spouse) or set aside assets in a trust or escrow fund for that purpose.

         16. INTENT. This Agreement is intended to be broader than any be in addition to any other rights Indemnitee may have under the Company's Certificate, By-laws, applicable law or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Certificate, By-laws, applicable law or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

         17. ATTORNEY'S FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce the Indemnitee's rights under, or to recover damages for breach of, this Agreement the Indemnitee, if he/she prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by the Indemnitee.

         18. EFFECTIVE DATE. The provisions of this Agreement shall cover claims, actions, suits or proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place. The Company shall be liable under this Agreement, pursuant to Sections 3 and 4 hereof, for all acts of the Indemnitee while serving as a director and/or officer, notwithstanding the termination of the Indemnitee's service, if such act was performed or omitted to be performed during the term of the Indemnitee's service to the Company.

         19. DURATION OF AGREEMENT. This Agreement shall survive and continue even though the Indemnitee may have terminated his/her service as a director, officer, employee, agent or fiduciary of the Company or as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to another corporation, partnership, limited liability company, employee benefit plan, joint venture, trust or other enterprise or by reason of any act or omission by the Indemnitee in any such capacity. This Agreement shall be binding upon the Company and its successors and assigns, including, without limitation, any corporation or other entity which may have acquired all or substantially all of the Company's assets or business or into which the Company may be consolidated or merged, and shall inure to the benefit of the Indemnitee and his/her spouse, successors, assigns, heirs, devisees, executors, administrators or other legal representations. The Company shall require any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance reasonably satisfactory to the Company and the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.

         20. DISCLOSURE OF PAYMENTS. Except as expressly required by any Federal or state securities laws or other Federal or state law, neither party shall disclose any payments under this Agreement unless prior approval of the other party is obtained.

         21. SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, but not limited to, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, but not limited to, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

         22. COUNTERPARTS. This Agreement may be executed by one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

         23. CAPTIONS. The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         24.      DEFINITIONS. For purposes of this Agreement:

                  (a)      "Change in Control" shall mean:

                           (i) a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A for a proxy statement filed under Section 14(a) of the Act as in effect on the date of this Agreement;

                           (ii) a "person" (as that term is used in 14(d)(2) of the Act) who becomes the beneficial owner (as defined in Rule 13d-3 under the Act) directly or indirectly of securities representing 45% or more of the combined voting power for election of directors of the then outstanding securities of the Company unless (1) such person is a signatory to the Stockholders' Agreement and
                                    (2) such person becomes such a beneficial owner of such securities as a result of a transaction with one, or more than one, other person who is also a signatory to the Stockholders' Agreement;

                           (iii) the individuals who at the beginning of any period of two consecutive years or less (starting on or after the date of this Agreement) constitute the Company's Board of Directors cease for any reason during such period to constitute at least a majority of the Company's Board of Directors, unless the election or nomination for election of each new member of the Board of Directors was approved in advance by vote of at least two-thirds of the members of such Board of Directors then still in office who were members of such Board of Directors at the beginning of such period;

                           (iv) the stockholders of the Company approve any reorganization, merger, consolidation or share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged into or for securities of another organization or any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or

                           (v) the stockholders of the Company approve any reorganization, merger, consolidation or share exchange with another corporation unless (1) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (2) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 24(a)(v)(1) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided
                                    (3) the percentage described in Section
                                    24(a)(v)(1) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 24(a)(v)(2) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in Section 24(a)(v)(1) immediately before the consummation of such transaction.

                  (b) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

                  (c) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature.

                  (d) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or the Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

                  (e) "Stockholders' Agreement" shall mean the agreement, dated as of January 31, 2002, as amended, by and among the Company, Michael W. Patrick, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman Sachs & Co. Verwaltungs GmbH, Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P., The Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company Ltd., David W. Zalaznick and Barbara Zalaznick, jt ten, Leucadia Investors, Inc. and Leucadia National Corporation as the then stockholders of the Company.

         25. ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement constitutes the entire agreement and understanding of the parties hereto regarding the subject matter hereof, and no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No supplement, modification or amendment of this Agreement shall limit or restrict any right of the Indemnitee under this Agreement in respect of any act or omission of the Indemnitee prior to the effective date of such supplement, modification or amendment unless expressly provided therein.

         26. NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail, return receipt requested with postage prepaid, on the date shown on the return receipt:

                  (a)      If to the Indemnitee to:

                           ------------------------
                           ------------------------
                           ------------------------

                  (b)      If to the Company, to:

                           Carmike Cinemas, Inc.
                           1301 First Avenue
                           Columbus, Georgia  31901
                           Attention:  Anthony J. Rhead

                           with a copy to:

                           King & Spalding LLP
                           Attn:  Alan J. Prince
                           191 Peachtree Street
                           Atlanta, Georgia 30303
or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

         27. GOVERNING LAW. The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, applied without giving effect to any conflicts-of-law principles.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                   CARMIKE CINEMAS, INC.


                                   By
                                     ------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   INDEMNITEE:

                                   By
                                     ------------------------------------------
                                   Name:
                                        ---------------------------------------